---------------------------
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                                                     hours per response: 19.4
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07677
                                   ---------

                          Profit Funds Investment Trust
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

8401 Colesville Road, Suite 320          Silver Spring, Maryland        20910
--------------------------------------------------------------------------------
              (Address of principal executive offices)                (Zip code)

                                Eugene A. Profit

Profit Investment Management    8401 Colesville Road     Silver Spring, MD 20910
--------------------------------------------------------------------------------
                         (Name and address of agent for service)

Registrant's telephone number, including area code: (301) 650-0059
                                                    --------------

Date of fiscal year end:  September 30, 2007
                          ------------------

Date of reporting period: September 30, 2007
                          ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                                THE PROFIT FUND


                                  PROFIT FUNDS
                                     [LOGO]
                                INVESTMENT TRUST
                                     PVALX




                                 ANNUAL REPORT
                               September 30, 2007

THE PROFIT FUND
LETTER TO SHAREHOLDERS
================================================================================

November 15, 2007

Dear Profit Fund Shareholders:

During the fiscal year ended September 30, 2007, The Profit Fund returned 16.92 percent versus the S&P 500 Index's 16.44 percent return. The graphic and table below show the historical performance (in percentage terms) of The Profit Fund and the S&P 500 Index (the "Index") over each fiscal year since 1998.

                        THE PROFIT FUND VS. S&P 500 INDEX
              (Total Returns for Fiscal Years Ended September 30)

                               [BAR CHART OMITTED]

                    1998    1999    2000     2001     2002    2003    2004    2005    2006    2007
---------------------------------------------------------------------------------------------------
THE PROFIT FUND    -0.57%  42.52%  26.14%  -31.37%  -17.59%  30.04%  14.28%   9.82%   7.10%  16.92%
S&P 500 INDEX       9.57%  27.80%  13.28%  -26.62%  -20.49%  24.40%  13.87%  12.25%  10.79%  16.44%

MARKET REVIEW:

The best performing sector in the Index during fiscal year 2007 was Energy, which was up 43.09 percent. Supply constraints, combined with growing demand from developing countries have driven energy prices to record highs. Exxon, with a 3.49 percent weight in the Index and a 40.54 percent return was the largest contributor to the Index performance.

The rising energy costs and weakening dollar have fueled inflation fears and a rise in commodity prices. Specifically, the demand for ethanol has driven up the price of corn, a major ingredient in the production of ethanol. As a result, Materials was the second best performing sector in the Index and rose 36.44 percent. Even though Materials has the smallest weight in the Index, companies like the Monsanto Company, which was up 84.6 percent during the fiscal year, enabled the Materials sector to make a significant contribution to benchmark returns.

Telecommunications was the best performing sector last fiscal year and turned in another stellar performance of 28.19 percent this year. The bulk of the performance was driven by Verizon Communications and AT&T, Inc. Both companies are benefitting from the growth in the demand for wireless data.

Information Technology was the worse performer in 2006, but roared back with a stellar performance rising 23.33 percent in fiscal year 2007. Apple Inc. was the source of much of the outperformance, more than doubling as a result of product innovations like the i-Phone. The Index also benefited materially from EMC Corporation, Juniper Networks Corporation and NVIDIA Corporation. which were up
75.39 percent, 118.31 percent, and 88.49 percent, respectively. NVIDIA and Juniper have both benefitted from the desire to watch video over the internet driving a demand for hi definition video cards.

The Health Care sector underperformed the Index, rising only 8.71 percent. The large cap pharmaceuticals which have significant weights in the Index are facing patent expiration issues. Given lackluster research and development productivity, they are forced to fuel the pipeline with expensive acquisitions. Amgen and Johnson & Johnson also suffered from regulatory issues. Hospitals and managed care companies continue to suffer from negative trends and bad debt. The small biotech companies like Medimmune which have done well this past year due to acquisition activity are too small in the Index to have a material impact.

It is no surprise that the worse performing sector was Financials. The housing crisis was the catalyst for the weakness in Financials. Home foreclosures doubled in September as subprime borrowers struggled to make payments on adjustable rate mortgages. These foreclosures are aggravating the growing housing decline by adding more homes onto a market where sales are dropping amid a record breaking supply of unsold homes. All recent indicators point to further deterioration, and we see no signs of stabilization on the horizon.

Several financial institutions (particularly the larger ones) are exposed to subprime problems through collaterized debt obligations (CDO) or similar derivatives. As defaults have occurred, the rating agencies have slashed the ratings of CDO's thereby reducing their value. Since the real value of these CDO's is still not fully understood, we do expect more write downs and greater media attention. In summary, the problems have been recognized on a fundamental basis but the uncertainty over the capital values could remain for a while.

FUND PERFORMANCE:

The Profit Fund outperformed the S&P 500 Index during fiscal year 2007, primarily due to positions in Information Technology and Consumer Discretionary sectors. We were overweight the Consumer Discretionary and Technology sectors and the names we were excited about worked. EMC stock has been on a tear, mostly because of their interest in a company called VMware which is capitalizing on the trend toward virtualization which enables increased productivity of back office infrastructure. Garmin Ltd. has more than doubled, as the demand for personal navigation devices continues to increase.

However, given our concerns about the economy in general, and the housing market in particular, we took a more defensive posture by overweighting Health Care and underweighting Financials. Our caution on the Financials sector worked as we avoided the worst of the downturn in the sector. However, we were negatively impacted by our positions in E Trade Financial, Moody's and Blackstone Group.

While the sector underperformed, our Health Care names outperformed. We were able to offset the negative impact of Amgen on our portfolio with our position in Cytyc. Cytyc Corporation was acquired by Hologic and more than doubled during the year driving our returns in the Health Care sector to 14.60 percent.

In hopes that we would see a pull back in commodity costs, we were underweight Energy and Materials. Unfortunately, those sectors were the two best performing sectors. Rather than chase these names which are trading at record highs, we await a pull back to add to our positions.

We were also hurt by the Consumer Staples sector. Our sector positions rose 1.27 percent versus the Index sector positions which rose 14.48 percent. Specifically, our position in Wal-Mart Stores continues to be impacted by the consumer malaise and apparel and home merchandising mis-steps.

PURCHASES AND SALES:
PURCHASES

o AKAMI - Akamai is an Internet delivery content services company. We believe this company will be the long term benefactor as companies try to optimize their web strategies.

o ALCOA - We initiated our position in Alcoa to benefit from the soaring demand for aluminum.

o COMCAST - Comcast is winning business from their new Triple Play packages which combine cable, internet and phone services on one bill.

o CITRIX - Citrix is owner of the popular GoTo brand which allows users to remotely access their computers. The company is beginning to benefit from a push into popular segments such as WAN optimization and Virtualization

o CSX - CSX Corp., through its subsidiaries, provides rail, intermodal and rail-to-truck transload services. It operates railroad in the eastern U.S. and provides coast-to-coast intermodal transportation. In addition to having more pricing power, rail becomes more cost effective during periods of high energy prices.

o EXXON MOBIL - We initiated this position to benefit from the upward trend in oil prices.

o GENENTECH - Amgen's valuation became attractive after pulling back below $80, mainly over concerns over emerging competition to one of the company's key drugs, as well as a general decline in Biotech. Genentech has benefited from the missteps of Amgen. Earnings growth in 2008 is expected to be a healthy 19 percent for this biotech bellweather.

o GLOBALSANTAFE CORP. - We believe that energy prices will continue to rise and accelerate the strong fundamental trends in GSF business. Given the improving fundamentals and the aggressive cost cutting program, the company valuation offered a compelling risk to reward proposition.

o GOLDMAN SACHS - The stock price of Goldman Sachs had been negatively impacted by the market's concerns about their exposure to mortgage derivatives. In fact, Goldman has successfully avoided absorbing huge mortgage related losses. We viewed this as an opportunity to buy a high quality financial company at a discounted valuation.

o ILLINOIS TOOL WORKS - This maker of fasteners, food services and welding equipment is one of the few industrial companies that has not appreciated much in 2007. We believe investors will eventually realize ITW is firing on all cylinders and will purchase shares.

o JOHNSON & JOHNSON - In a weakening economy, investors will take safe haven in health care giants.

o MARRIOTT - Marriott has some hidden assets such as the Ritz Carlton. Hotel rates are increasing.

o ORACLE - The database king is growing faster than its competitors across all of its business segments.

o QUALCOMM - Qualcomm has one of the largest patent portfolios in the wireless space. The company should continue to collect huge royalties as more than a billion cell phones are sold annually.

o TIFFANY - The luxury goods maker is seeing a strong demand from emerging markets as consumers from these markets are prospering.

o VERIZON COMMUNICATIONS - We were attracted to the strong trends in Verizon's FiOS TV. Also going forward we expect the consumer to increase spending on wireless services due to the significant ramp up in data services provided by companies like Verizon.

o WASTE MANAGEMENT - This garbage company has a monopoly like structure in most of the cities it operates in.

o WHOLE FOODS - Recently acquired Wild Oats will help to reinvigorate growth. This niche grocery store has a history of successfully integrating acquisitions and realizing synergies.

SALES

o ADOBE - Adobe's valuation was unjustified and we felt the name would underperform other technology positions.

o AETNA - The health insurer's enrollment targets appeared aggressive as of early 2007, especially when compared to peers' guidance and the company's own historic trends of late. Aetna had compromised pricing in order to gain share in the past, something which did not go over well with investors.

o APPLE - We believe Apple's valuation has gotten ahead of itself and it will likely need to continue to innovate in order to maintain its high earnings growth rate.

o CARNIVAL CORP. - After experiencing 14 percent increase since the lower Fed funds rate on September 18, the downside risk outweighed the appreciation potential.

o CATERPILLAR - The company reported weak declining fundamentals during its 2Q earnings call. As a result, we chose to exit the position.

o CEPHALON - We had a strong return in CEPH and took profits at just the right time, above $80 earlier this year after the company reported a strong 1Q then revised guidance upward to a level which appeared too optimistic in our view.

o COUNTRYWIDE FINANCIAL - We exited this position due to our concerns about the subprime woes.

o DEVON ENERGY - We exited this position when the security met our price target.

o E*TRADE FINANCIALS - E Trade owns a bank with significant mortgage exposure. We exited this position due to our concerns about the subprime woes.

o FEDEX - FedEx does not have a good plan in place for international growth and expansion.

o LEHMAN BROTHERS - Lehman brothers had significant positions in CDO's and other mortgage derivatives. We exited this position due to our concerns about the subprime woes.

o MOTOROLA - The once hot cell phone designer has struggled to come up with a new hit cell phone since the RAZR.

o NVIDIA - The high end video card maker will likely start to see increased competition from the recently merged AMD-ATI.

o SYMANTEC - The antivirus software maker is starting to face increased competition from competitors who are giving away antivirus software for free.

o WALGREEN - Walgreen recently missed earnings as a result of an inability to manage cost in an environment in which proliferation of generics has pressured gross margins. Having always been a growth company, we believe it will be quite some time before they are able to adjust their operating expenses to be in line with sales growth.

o MCCORMICK FOODS - We exited this position when the security met our price target.

o PEPSI BOTTLING GROUP - We exited this position when the security met our price target.

OUTLOOK:

Looking forward, we believe the factors that lead to the subprime lending debacle have mostly ended. Credit requirements have tightened considerably and even good FICA scores do not assure individuals will get a mortgage loan. However, we do expect more write downs and greater media attention as more clarity is added to the value of the CDO's. Further, we believe that the housing decline will spill over into other areas of the economy and domestic corporate profits will protract as a result of all the factors just mentioned.

On September 18, the Fed cut the Fed funds rate by 50 basis points to ease the slowdown brought on by the mortgage decline. This was the first Fed funds rate cut in over four years. The Fed cut the Fed funds rate and the discount rate again by 25 basis points on October 31, 2007, while noting solid growth in the third quarter and vigilance on inflation. The market responded positively to both rate cuts, up almost 3 percent on September 18 and 1.2 percent on October 31.

However,  the  dollar  has  weakened  further  and is now  near  a  record  low.
Additionally, the price of gold and other commodities has risen materially. These combined with a tight job market continue to drive concerns about rising inflation. Therefore, we expect the market to tread water between now and the end of the year. Longer term, we expect the Fed rate cuts to avert a recession, but the market to continue to show weakness well into 2008. By 2009, the market should begin to rebound from the housing malaise and grow more in line with historical norms.

We would like to take the opportunity to express our sincere appreciation to our valued and growing family of shareholders for entrusting your assets to our care and your continued belief in The Profit Fund investment style. We look forward to serving your investment needs for many years to come.

Sincerely,


/s/ Eugene A. Profit

Eugene A. Profit
CEO

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RESULTS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, ARE AVAILABLE BY CALLING 1-888-744-2337.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund's prospectuses contain this and other important information. To obtain a copy of the Fund's prospectus please call 1-888-744-2337 and a copy will be sent to you free of charge or visit the Fund's website at www.profitfunds.com. Please read the prospectus carefully before you invest. The Profit Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser's current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

THE PROFIT FUND
================================================================================

          COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PROFIT FUND AND THE STANDARD & POOR'S 500 INDEX (UNAUDITED)

                              [LINE CHART OMITTED]

                   The Profit Fund        Standard & Poor's 500 Index
                   ---------------        ---------------------------

               09/30/97        $10,000       09/30/97        $10,000
               12/31/97          9,825       12/31/97         10,287
               03/31/98         10,697       03/31/98         11,722
               06/30/98         10,815       06/30/98         12,109
               09/30/98          9,943       09/30/98         10,905
               12/31/98         13,023       12/31/98         13,227
               03/31/99         14,737       03/31/99         13,886
               06/30/99         14,729       06/30/99         14,865
               09/30/99         14,171       09/30/99         13,937
               12/31/99         16,619       12/31/99         16,011
               03/31/00         18,115       03/31/00         16,378
               06/30/00         17,627       06/30/00         15,943
               09/30/00         17,875       09/30/00         15,788
               12/31/00         15,918       12/31/00         14,553
               03/31/01         14,434       03/31/01         12,827
               06/30/01         15,458       06/30/01         13,578
               09/30/01         12,267       09/30/01         11,584
               12/31/01         14,238       12/31/01         12,822
              3/31/2002         14,050      3/31/2002         12,857
              6/30/2002         12,122      6/30/2002         11,135
              9/30/2002         10,109      9/30/2002          9,211
             12/31/2002         10,723     12/31/2002          9,988
              3/31/2003         10,587      3/31/2003          9,674
              6/30/2003         12,412      6/30/2003         11,163
              9/30/2003         13,146      9/30/2003         11,458
             12/31/2003         14,468     12/31/2003         12,854
              3/31/2004         14,946      3/31/2004         13,071
              6/30/2004         14,997      6/30/2004         13,296
              9/30/2004         15,022      9/30/2004         13,048
             12/31/2004         16,353     12/31/2004         14,252
              3/31/2005         16,123      3/31/2005         13,946
              6/30/2005         16,328      6/30/2005         14,137
              9/30/2005         16,498      9/30/2005         14,646
             12/31/2005         16,865     12/31/2005         14,952
              3/31/2006         17,644      3/31/2006         15,581
              6/30/2006         17,031      6/30/2006         15,357
              9/30/2006         17,670      9/30/2006         16,227
             12/31/2006         18,527     12/31/2006         17,314
              3/31/2007         18,527      3/31/2007         17,425
              6/30/2007         19,828      6/30/2007         18,519
              9/30/2007         20,660      9/30/2007         18,896

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
                                              Average Annual Total Returns(a)
                                          (for periods ended September 30, 2007)

                                            1 YEAR       5 YEAR       10 YEAR
                                            ------       ------       -------
The Profit Fund                             16.92%       15.37%        7.53%
Standard & Poor's 500 Index                 16.44%       15.45%        6.57%
--------------------------------------------------------------------------------

(a) The total returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE PROFIT FUND
================================================================================

                        THE PROFIT FUND VS S&P 500 INDEX
                             SECTOR DIVERSIFICATION
                            AS OF SEPTEMBER 30, 2007
                                   (UNAUDITED)

                               [BAR CHART OMITTED]

                                                    Profit       S&P 500
                                                     Fund         Index
                                              -------------------------------
Energy                                                7.2%        11.7%
Materials                                             1.5%         3.2%
Industrials                                          20.7%        11.5%
Consumer Discretionary                                9.6%         9.2%
Consumer Staples                                      7.0%         9.5%
Health Care                                          19.9%        11.6%
Financials                                            7.7%        19.8%
Information Technology                               24.1%        16.2%
Telecommunications Services                           2.3%         3.8%
Utilities                                             0.0%         3.4%


                                TOP TEN HOLDINGS
                               SEPTEMBER 30, 2007
                                   (UNAUDITED)
--------------------------------------------------------------------------------

                                                            % OF
               SECURITY DESCRIPTION                      NET ASSETS
               --------------------                      ----------
               EMC Corp.                                    4.2%
               Gilead Sciences, Inc.                        3.6%
               Garmin Ltd.                                  3.4%
               Cisco Systems, Inc.                          3.2%
               Intel Corp.                                  2.8%
               Western Digital Corp.                        2.7%
               Cytyc Corp.                                  2.6%
               Rockwell Collins, Inc.                       2.5%
               Wal-Mart Stores, Inc.                        2.5%
               General Electric Co.                         2.5%

THE PROFIT FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2007
================================================================================

 SHARES  COMMON STOCKS -- 94.8%                                         VALUE
--------------------------------------------------------------------------------
         AEROSPACE & DEFENSE -- 6.9%
  2,600  General Dynamics Corp.....................................  $   219,622
  4,008  Rockwell Collins, Inc.....................................      292,744
  3,500  United Technologies Corp..................................      281,680
                                                                     -----------
                                                                         794,046
                                                                     -----------
         BIOTECHNOLOGY -- 3.5%
  4,239  Amgen, Inc. (a)...........................................      239,800
  2,138  Genentech, Inc. (a).......................................      166,807
                                                                     -----------
                                                                         406,607
                                                                     -----------
         BUILDING MATERIALS -- 0.8%
  2,584  American Standard Cos., Inc. .............................       92,042
                                                                     -----------
         COMPUTERS -- 6.9%
 23,516  EMC Corp. (a).............................................      489,133
 12,150  Western Digital Corp. (a).................................      307,638
                                                                     -----------
                                                                         796,771
                                                                     -----------
         COSMETICS/PERSONAL CARE -- 2.0%
  3,258  Colgate-Palmolive Co......................................      232,361
                                                                     -----------
         DIVERSIFIED FINANCIAL SERVICES -- 2.8%
  3,000  American Express Co. .....................................      178,110
    672  Goldman Sachs Group, Inc..................................      145,649
                                                                     -----------
                                                                         323,759
                                                                     -----------
         ELECTRONICS -- 3.4%
  3,300  Garmin Ltd................................................      394,020
                                                                     -----------
         ENVIRONMENTAL CONTROL -- 1.9%
  5,690  Waste Management, Inc.....................................      214,741
                                                                     -----------
         FOOD -- 2.1%
  4,999  Whole Foods Market, Inc. .................................      244,751
                                                                     -----------
         HEALTH CARE - PRODUCTS -- 6.7%
  6,398  Cytyc Corp. (a)...........................................      304,865
  3,645  Johnson & Johnson.........................................      239,477
  3,934  Medtronic, Inc............................................      221,917
                                                                     -----------
                                                                         766,259
                                                                     -----------
         HEALTH CARE - SERVICES -- 3.3%
  3,844  Quest Diagnostics, Inc....................................      222,068
  3,272  UnitedHealth Group, Inc...................................      158,463
                                                                     -----------
                                                                         380,531
                                                                     -----------
         INSURANCE -- 4.5%
  4,345  AFLAC, Inc. ..............................................      247,839
      1  Berkshire Hathaway, Inc. - Class A (a)....................      118,510
  1,655  Hartford Financial Services Group, Inc. (The).............      153,170
                                                                     -----------
                                                                         519,519
                                                                     -----------

THE PROFIT FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================

 SHARES  COMMON STOCKS -- 94.8% (CONTINUED)                             VALUE
--------------------------------------------------------------------------------
         INTERNET -- 0.8%
  3,214  Akamai Technologies, Inc. (a).............................  $    92,338
                                                                     -----------
         LODGING -- 1.5%
  3,920  Marriott International, Inc. - Class A....................      170,402
                                                                     -----------
         MEDIA -- 3.8%
  7,952  Comcast Corp. - Class A (a)...............................      192,279
  7,199  Walt Disney Co. (The).....................................      247,574
                                                                     -----------
                                                                         439,853
                                                                     -----------
         MINING -- 1.4%
  4,065  Alcoa, Inc. ..............................................      159,023
                                                                     -----------
         MISCELLANEOUS MANUFACTURING -- 7.7%
  2,362  3M Co.....................................................      221,036
  3,161  Danaher Corp..............................................      261,446
  6,940  General Electric Co. .....................................      287,316
  2,040  Illinois Tool Works, Inc..................................      121,666
                                                                     -----------
                                                                         891,464
                                                                     -----------
         OIL & GAS -- 6.9%
  2,911  Exxon Mobil Corp..........................................      269,442
  3,310  GlobalSanteFe Corp........................................      251,626
  4,333  XTO Energy, Inc...........................................      267,953
                                                                     -----------
                                                                         789,021
                                                                     -----------
         PHARMACEUTICALS -- 5.4%
  3,708  Barr Pharmaceuticals, Inc. (a)............................      211,022
 10,050  Gilead Sciences, Inc. (a).................................      410,744
                                                                     -----------
                                                                         621,766
                                                                     -----------
         RETAIL -- 6.3%
  9,879  Staples, Inc. ............................................      212,300
  4,287  Tiffany & Co..............................................      224,424
  6,594  Wal-Mart Stores, Inc. ....................................      287,828
                                                                     -----------
                                                                         724,552
                                                                     -----------
         SEMICONDUCTORS -- 2.8%
 12,457  Intel Corp................................................      322,138
                                                                     -----------
         SOFTWARE -- 4.1%
  6,418  Citrix Systems, Inc. (a)..................................      258,774
  9,923  Oracle Corp. (a)..........................................      214,833
                                                                     -----------
                                                                         473,607
                                                                     -----------
         TELECOMMUNICATIONS -- 7.0%
 11,248  Cisco Systems, Inc. (a)...................................      372,421
  4,200  QUALCOMM, Inc.............................................      177,492
  5,662  Verizon Communications, Inc...............................      250,713
                                                                     -----------
                                                                         800,626
                                                                     -----------
         TRANSPORTATION -- 2.3%
  6,299  CSX Corp..................................................      269,156
                                                                     -----------
         TOTAL COMMON STOCKS (Cost $8,171,356).....................  $10,919,353
                                                                     -----------

THE PROFIT FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================

 SHARES  MONEY MARKET FUNDS -- 5.0%                                     VALUE
--------------------------------------------------------------------------------
284,679  Evergreen Institutional Money Market Fund, 5.26%(b).......  $   284,679
284,679  Fidelity Institutional Government Portfolio, 5.00%(b).....      284,679
                                                                     -----------
         TOTAL MONEY MARKET FUNDS (Cost $569,358)..................  $   569,358
                                                                     -----------

         TOTAL INVESTMENT SECURITIES AT VALUE -- 99.8%
         (Cost $8,740,714).........................................  $11,488,711

         OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.2%.............       25,382
                                                                     -----------

         NET ASSETS -- 100.0%......................................  $11,514,093
                                                                     ===========

(a)   Non-income producing security.

(b) Variable rate security. The coupon rate shown is the effective interest rate at September 30, 2007.

See accompanying notes to financial statements.

THE PROFIT FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2007
================================================================================

ASSETS
Investments in securities:
   At acquisition cost ............................................. $8,740,714
                                                                     ==========
   At value (Note 2) ...............................................$11,488,711
Receivable for capital shares sold .................................      2,005
Receivable for investment securities sold ..........................     42,031
Dividends receivable ...............................................      5,383
Other assets .......................................................     11,263
                                                                     ----------
   TOTAL ASSETS .................................................... 11,549,393
                                                                     ----------

LIABILITIES
Payable to Adviser (Note 4) ........................................     15,408
Payable to Administrator (Note 4) ..................................      6,000
Other accrued expenses and liabilities .............................     13,892
                                                                     ----------
   TOTAL LIABILITIES ...............................................     35,300
                                                                     ----------

NET ASSETS .........................................................$11,514,093
                                                                     ==========

NET ASSETS CONSIST OF:
Paid-in capital .................................................... $7,880,656
Undistributed net realized gains from security transactions ........    885,440
Net unrealized appreciation on investments .........................  2,747,997
                                                                     ----------
NET ASSETS .........................................................$11,514,093
                                                                     ==========

Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value) ......................    503,740
                                                                     ==========

Net asset value, offering price, and redemption price per share .... $    22.86
                                                                     ==========

See accompanying notes to financial statements.

THE PROFIT FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2007
================================================================================

INVESTMENT INCOME
   Dividends ....................................................... $  120,931
                                                                     ----------

EXPENSES
   Investment advisory fees (Note 4) ...............................    140,131
   Professional fees ...............................................     37,224
   Compliance fees (Note 4) ........................................     36,279
   Accounting services fees (Note 4) ...............................     30,000
   Administration fees (Note 4) ....................................     24,000
   Transfer agent fees (Note 4) ....................................     18,000
   Insurance expense ...............................................     13,070
   Registration fees ...............................................     12,045
   Distribution expense (Note 4) ...................................     11,693
   Postage and supplies ............................................     11,512
   Reports to shareholders .........................................      6,548
   Custodian fees ..................................................      5,160
   Trustees' fees ..................................................      3,250
   Other expenses ..................................................      7,657
                                                                     ----------
        TOTAL EXPENSES                                                  356,569
   Fees waived and expenses reimbursed by the Adviser (Note 4) .....   (149,346)
                                                                     ----------
        NET EXPENSES                                                    207,223
                                                                     ----------

NET INVESTMENT LOSS ................................................    (86,292)
                                                                     ----------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
   Net realized gains from security transactions ...................  1,139,450
   Net change in unrealized appreciation/depreciation on investments    692,904
                                                                     ----------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ...................  1,832,354
                                                                     ----------

NET INCREASE IN NET ASSETS FROM OPERATIONS ......................... $1,746,062
                                                                     ----------

See accompanying notes to financial statements.

THE PROFIT FUND
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

                                                            YEAR            YEAR
                                                            ENDED           ENDED
                                                        SEPTEMBER 30,   SEPTEMBER 30,
                                                            2007            2006
-------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment loss ..............................   $    (86,292)   $   (158,470)
   Net realized gains from security transactions ....      1,139,450         431,642
   Net change in unrealized
     appreciation/depreciation on investments .......        692,904         491,133
                                                        ------------    ------------
Net increase in net assets from operations ..........      1,746,062         764,305
                                                        ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net realized gains from security transactions       (355,436)       (293,636)
                                                        ------------    ------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ........................        873,781         488,697
   Reinvestment of distributions to shareholders ....        354,313         292,008
   Payments for shares redeemed .....................     (2,045,795)     (1,965,307)
                                                        ------------    ------------
Net decrease in net assets
   from capital share transactions ..................       (817,701)     (1,184,602)
                                                        ------------    ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS .............        572,925        (713,933)

NET ASSETS
   Beginning of year ................................     10,941,168      11,655,101
                                                        ------------    ------------
   End of year ......................................   $ 11,514,093    $ 10,941,168
                                                        ============    ============

ACCUMULATED NET INVESTMENT INCOME ...................   $         --    $         --
                                                        ============    ============

CAPITAL SHARE ACTIVITY
   Shares sold ......................................         41,548          24,624
   Shares issued in reinvestment of
     distributions to shareholders ..................         17,284          15,153
   Shares redeemed ..................................        (97,036)       (100,327)
                                                        ------------    ------------
   Net decrease in shares outstanding ...............        (38,204)        (60,550)
   Shares outstanding, beginning of year ............        541,944         602,494
                                                        ------------    ------------
   Shares outstanding, end of year ..................        503,740         541,944
                                                        ============    ============

See accompanying notes to financial statements.

THE PROFIT FUND
FINANCIAL HIGHLIGHTS
================================================================================

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR:

------------------------------------------------------------------------------------------------------------------
                                                YEAR           YEAR           YEAR           YEAR          YEAR
                                                ENDED          ENDED          ENDED          ENDED         ENDED
                                              SEPT. 30,      SEPT. 30,      SEPT. 30,      SEPT. 30,     SEPT. 30,
                                                2007           2006           2005           2004          2003
------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .....   $    20.19     $    19.34     $    17.61     $    15.41    $    11.85
                                             ----------     ----------     ----------     ----------    ----------

Income (loss) from investment operations:
  Net investment loss ....................        (0.17)         (0.29)         (0.15)         (0.18)        (0.32)
  Net realized and unrealized
     gains on investments ................         3.51           1.64           1.88           2.38          3.88
                                             ----------     ----------     ----------     ----------    ----------
Total from investment operations .........         3.34           1.35           1.73           2.20          3.56
                                             ----------     ----------     ----------     ----------    ----------

Less distributions:
  From net realized gains from
     security transactions ...............        (0.67)         (0.50)            --             --            --
                                             ----------     ----------     ----------     ----------    ----------

Net asset value at end of year ...........   $    22.86     $    20.19     $    19.34     $    17.61    $    15.41
                                             ==========     ==========     ==========     ==========    ==========

Total return (a) .........................        16.92%          7.10%          9.82%         14.28%        30.04%
                                             ==========     ==========     ==========     ==========    ==========

Net assets at end of year (000's) ........   $   11,514     $   10,941     $   11,655     $    6,886    $    3,595
                                             ==========     ==========     ==========     ==========    ==========

Ratio of net expenses to
   average net assets (b) ................         1.85%          2.45%          2.45%          2.54%         3.61%

Ratio of net investment loss to
   average net assets ....................        (0.77%)        (1.41%)        (0.77%)        (1.15%)       (2.28%)

Portfolio turnover rate ..................           39%            32%            65%            33%           30%

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 3.18%, 3.23%, 3.37%, 3.70% and 5.59% for the years ended September 30, 2007, 2006, 2005,
      2004 and 2003, respectively (Note 4).

See accompanying notes to financial statements.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2007
================================================================================

1. ORGANIZATION

The Profit Fund (the Fund) is a diversified series of Profit Funds Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on June 14, 1996. The public offering of shares of the Fund commenced on November 15, 1996.

The Fund seeks to provide investors with high long-term total return, consistent with the preservation of capital and maintenance of liquidity, by investing primarily in the common stock of established, larger capitalization companies
(that is, companies having a market capitalization exceeding $10 billion). Dividend income is only an incidental consideration to the Fund's investment objective.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded on stock exchanges are valued at the closing price on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market are valued at the last sale price, if available, otherwise, at the last quoted bid price. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Securities and other assets for which market quotations are not readily available or are considered to be unreliable due to significant market or other events are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. Factors in determining portfolio investments subject to fair value determination include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; infrequency of sales; the thinness of the market; the size of reported trades; a temporary lapse in the provision of prices by any reliable pricing source; and actions of the securities or future markets, such as the suspension or limitation of trading. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

Investment income-- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Security transactions -- Security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on a specific identification basis.

Distributions to shareholders -- Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. The tax character of distributions paid during the years ended September 30, 2007 and 2006 was long-term capital gains.

Contingencies and commitments -- The Fund indemnifies the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code (the Code) applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

The following information is computed on a tax basis as of September 30, 2007:

--------------------------------------------------------------------------------
Cost of portfolio investments ..........................            $ 8,740,714
                                                                    ===========
Gross unrealized appreciation ..........................            $ 2,858,521
Gross unrealized depreciation ..........................               (110,524)
                                                                    -----------
Net unrealized appreciation ............................            $ 2,747,997
Undistributed long-term gains ..........................                885,440
                                                                    -----------
Accumulated earnings ...................................            $ 3,633,437
                                                                    ===========
--------------------------------------------------------------------------------

During the year ended September 30, 2007, the Fund utilized a capital loss carryforward acquired in the merger with the Lake Forest Fund of $92,508 to offset current year realized gains.

For the year ended September 30, 2007, the Fund reclassified accumulated net investment loss of $86,292 against paid-in capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund's net assets or net asset value per share.

3. INVESTMENT TRANSACTIONS

During the year ended September 30, 2007, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. government securities, amounted to $4,235,697 and $6,074,114, respectively.

4. TRANSACTIONS WITH AFFILIATES

The President of the Trust is also the President of Investor Resources Group, LLC, d.b.a. Profit Investment Management (the Adviser). Certain other officers of the Trust are also officers of the Adviser, or of Ultimus Fund Solutions, LLC (Ultimus), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust, or of Ultimus Fund Distributors, LLC (the Distributor), the principal underwriter for the Fund and exclusive agent for the distribution of shares of the Fund.

The Chief Compliance Officer (the CCO) of the Trust is an affiliate of the Adviser. The Fund pays the CCO $36,000 annually for her services as CCO to the Trust. In addition, the Fund reimburses the CCO for out-of-pocket expenses.

The Fund pays each Trustee who is not affiliated with the Adviser a per meeting fee of $250. Trustees who are affiliated with the Adviser do not receive compensation.

MANAGEMENT AGREEMENT

The Funds investments are managed by the Adviser pursuant to the terms of a Management Agreement. The Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.25% of the Fund's average daily net assets.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

The Adviser has contractually agreed, until at least February 1, 2008, to waive a portion of its advisory fees and, if necessary, reimburse a portion of the Fund's operating expenses so that the Fund's ordinary operating expenses do not exceed 1.75% per annum of the Fund's average daily net assets (the Expense Cap). Prior to November 22, 2006, the Expense Cap was 2.45% per annum of the Fund's average daily net assets. As a result of the Expense Cap, the Adviser waived all of its investment advisory fees in the amount of $140,131 and reimbursed other Fund expenses totaling $9,215 during the year ended September 30, 2007.

ADMINISTRATION AGREEMENT

Under the terms of an Administration Agreement, Ultimus supplies executive, administrative and regulatory services for the Fund. Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions and materials for meetings of the Board of Trustees. For these services, Ultimus receives a monthly fee at an annual rate of 0.15% of the Fund's average daily net assets up to $50 million; 0.125% of such net assets between $50 million and $100 million; 0.10% of such net assets between $100 million and $250 million; 0.075% of such net assets between $250 million and $500 million; and 0.05% of such net assets in excess of $500 million, subject to a minimum monthly fee of $2,000. Accordingly, Ultimus received $24,000 of administration fees during the year ended September 30, 2007.

ACCOUNTING SERVICES AGREEMENT

Under the terms of an Accounting Services Agreement, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, Ultimus receives a fee, based on current asset levels, of $2,500 per month from the Fund. Accordingly, Ultimus received $30,000 of accounting fees during the year ended September 30, 2007.

TRANSFER AGENT AGREEMENT

Under the terms of a Transfer Agent and Shareholder Services Agreement, Ultimus maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Ultimus receives a monthly fee at an annual rate of $20 per shareholder account from the Fund, subject to a $1,500 minimum monthly fee. Accordingly, Ultimus received $18,000 of transfer agent fees during the year ended September 30, 2007. In addition, the Fund reimburses Ultimus for out-of-pocket expenses including, but not limited to, postage and supplies.

DISTRIBUTION AGREEMENT

The Fund has entered into a Distribution Agreement with the Distributor, pursuant to which the Distributor provides distribution services to the Fund and serves as principal underwriter for the Fund. The Distributor is a wholly owned subsidiary of Ultimus. The Distributor receives $6,000 annually for its services to the Fund.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

DISTRIBUTION PLAN

The Fund has adopted a Plan of Distribution (the Plan) under which the Fund may reimburse expenses related to the distribution and promotion of Fund shares. The annual limitation for payment of such expenses under the Plan is 0.25% of the Fund's average daily net assets. The Fund paid distribution expenses of $11,693 under the Plan during the year ended September 30, 2007.

5. ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 (FIN 48) "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in Fund NAV calculations as late as the Fund's last NAV calculation in the first required financial statement reporting period. As a result, the Fund will incorporate FIN 48 in its Semi-Annual Report on March 31, 2008. Management is in the process of determining the impact of the adoption of FIN 48.

In September  2006,  the  Financial  Accounting  Standards  Board (FASB)  issued
Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of SFAS No. 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

THE PROFIT FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
================================================================================

To the Shareholders and Board of Trustees
Profit Funds Investment Trust

We have audited the accompanying statement of assets and liabilities of The Profit Fund, a series of beneficial interest in Profit Funds Investment Trust, including the schedule of investments, as of September 30, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended September 30, 2004 have been audited by other auditors, whose report dated November 24, 2004 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2007 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Profit Fund as of September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                            /s/ BRIGGS, BUNTING & DOUGHERTY, LLP

                                            BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
November 14, 2007

THE PROFIT FUND
ABOUT YOUR FUND'S EXPENSES (UNAUDITED)
================================================================================

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund's ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples in the table below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (April 1, 2007) and held until the end of the period (September 30, 2007).

The table below illustrates the Fund's costs in two ways:

Actual fund return - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading "Expenses Paid During Period."

Hypothetical 5% return - This section is intended to help you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. These ongoing costs, which are deducted from the Fund's gross income, directly reduce the investment return of the Fund. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

THE PROFIT FUND
ABOUT YOUR FUND'S EXPENSES (UNAUDITED)
(CONTINUED)
================================================================================

More information about the Fund's expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund's prospectus.

--------------------------------------------------------------------------------
                                     Beginning         Ending          Expenses
                                   Account Value    Account Value    Paid During
                                   April 1, 2007    Sept. 30, 2007     Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return          $1,000.00        $1,115.10         $9.28

Based on Hypothetical 5% Return
   (before expenses)                 $1,000.00        $1,016.29         $8.85
--------------------------------------------------------------------------------
* Expenses are equal to the Fund's annualized expense ratio of 1.75% for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

OTHER INFORMATION (UNAUDITED)
================================================================================

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge upon request by calling toll-free 1-888-744-2337, or on the Securities and Exchange Commission's (SEC) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-888-744-2337, or on the SEC's website at http://www.sec.gov.

The Fund files its complete listing of portfolio holdings with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling 1-888-744-2337. Furthermore, you may obtain a copy of these filings on the SEC's website at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THE PROFIT FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED)
================================================================================

Overall responsibility for management of the Fund rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Fund:

                                                                        POSITION HELD      LENGTH OF
TRUSTEE                 ADDRESS                                  AGE    WITH THE TRUST     TIME SERVED
-------------------------------------------------------------------------------------------------------
*Eugene A. Profit       8401 Colesville Road, Suite 320          43     President and      Since
                        Silver Spring, MD  20910                        Trustee            June 1996
-------------------------------------------------------------------------------------------------------
Larry E. Jennings, Jr.  250 South President Street, Suite 150    44     Trustee            Since
                        Baltimore, MD  21202                                               October 1996
-------------------------------------------------------------------------------------------------------
Robert M. Milanicz      750 First Street, NE                     59     Trustee            Since
                        Washington, DC  20002                                              October 1996
-------------------------------------------------------------------------------------------------------
Deborah T. Owens        8630 Eastern Morning Run                 48     Trustee            Since
                        Laurel, MD 20723                                                   October 1998
-------------------------------------------------------------------------------------------------------
**Michelle Q. Profit    8401 Colesville Road, Suite 320          42     Chief Compliance   Since
                        Silver Spring, MD 20910                         Officer            October 2004
-------------------------------------------------------------------------------------------------------
Robert G. Dorsey        225 Pictoria Drive, Suite 450            50     Vice President     Since
                        Cincinnati, OH 45246                                               October 2001
-------------------------------------------------------------------------------------------------------
Mark J. Seger           225 Pictoria Drive, Suite 450            45     Treasurer          Since
                        Cincinnati, OH 45246                                               October 2001
-------------------------------------------------------------------------------------------------------
John F. Splain          225 Pictoria Drive, Suite 450            51     Secretary          Since
                        Cincinnati, OH 45246                                               October 2001
-------------------------------------------------------------------------------------------------------

* Eugene A. Profit, as an affiliated person of the Adviser, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

**    Michelle Q. Profit is the wife of Eugene A. Profit.

Each Trustee oversees the one portfolio of the Trust. None of the Trustees hold directorships in (1) any other registered investment companies under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or
(3) any company subject to the requirements of Section 15 (d) of the Exchange Act. The principal occupations of the Trustees and executive officers of the Trust during the past five years are set forth below:

Eugene A. Profit is President and Chief Executive Officer of the Adviser.

Larry E. Jennings, Jr. is Managing Director and Chief Executive Officer of Carnegie Morgan Co. (a privately held investment firm). In addition, he is Co-Managing Member of Touchstone Partners LLC (a private equity fund).

Robert M. Milanicz is Assistant Controller of the American Psychological Association.

THE PROFIT FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED) (CONTINUED)
================================================================================

Deborah T. Owens is the President of Owens Media Group, LLC (a company that develops investment education programs) and a Radio Talk Show Host and Seminar Presenter. In addition, from August 2005 to present she is a Market Development Leader for Allstate Insurance Company.

Michelle Q. Profit is the Chief Compliance Officer of the Trust and the Adviser. Prior to July 2004, she was a Financial Advocacy Attorney with the Credit Union National Association.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC (the Trust's administrator) and Ultimus Fund Distributors, LLC (the Trust's principal underwriter).

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about the Trustees and executive officers may be found in the Fund's Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-888-744-2337.

FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from net realized gains made by the Fund during the year ended September 30, 2007. On December 29, 2006, the Fund declared and paid a long-term capital gain distribution of $0.6684 per share. As provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the Act), this capital gain distribution made by the Fund was subject to a maximum tax rate of 15%. As required by federal regulations, complete information was computed and reported in conjunction with your 2006 Form 1099-DIV.

PROFIT FUNDS INVESTMENT TRUST
8401 Colesville Road, Suite 320
Silver Spring, Maryland 20910

BOARD OF TRUSTEES
Eugene A. Profit
Larry E. Jennings, Jr.
Robert M. Milanicz
Deborah T. Owens

INVESTMENT  ADVISER
PROFIT INVESTMENT MANAGEMENT
8401 Colesville Road, Suite 320
Silver Spring, Maryland 20910
(301) 650-0059

ADMINISTRATOR/TRANSFER AGENT
ULTIMUS FUND SOLUTIONS, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

SHAREHOLDER SERVICE
Nationwide: (Toll-Free) 888-744-2337

This report is for the information of the shareholders of The Profit Fund. It may not be distributed to prospective investors unless it is preceded or accompanied by a current Fund prospectus.

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant's code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Larry E. Jennings, Jr. Mr. Jennings is "independent" for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $13,000 and $12,500 with respect to the registrant's fiscal years ended September 30, 2007 and 2006, respectively.

(b) AUDIT-RELATED FEES. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item.

(c) TAX FEES. No fees were billed in either of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

(d) ALL OTHER FEES. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)   The  audit  committee  has  not  adopted   pre-approval   policies  and
         procedures  described  in paragraph  (c)(7) of Rule 2-01 of  Regulation
         S-X.

(e)(2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph
         (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50% of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) No non-audit fees were billed in either of the last two fiscal years by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h) The principal accountant has not provided any non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable [schedule filed with Item 1]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant's principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b)   Certifications   required  by  Rule   30a-2(b)   under  the  Act  (17  CFR
270.30a-2(b)): Attached hereto


Exhibit 99.CODE ETH       Code of Ethics

Exhibit 99.CERT           Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT        Certifications required by Rule 30a-2(b) under the Act

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Profit Funds Investment Trust
             -------------------------------------------------------------------


By (Signature and Title)* /s/ Eugene A. Profit
                          ------------------------------------------------------
                          Eugene A. Profit, President


Date  November 28, 2007
     ------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Eugene A. Profit
                          ------------------------------------------------------
                          Eugene A. Profit, President


Date   November 28, 2007
     ------------------------------------------


By (Signature and Title)* /s/ Mark J. Seger
                          ------------------------------------------------------
                          Mark J. Seger, Treasurer


Date   November 28, 2007
     ------------------------------------------


* Print the name and title of each signing officer under his or her signature.